UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
March 5, 2021 (March 3, 2021)

Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

702 S.W. 8th Street
Bentonville, AR 72716-0215
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code
(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	NYSE
1.900% Notes Due 2022	WMT22	NYSE
2.550% Notes Due 2026	WMT26	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2021, the Board of Directors (the "Board") of Walmart Inc. ("Walmart") appointed Randall L. Stephenson as a member of the Board. Mr. Stephenson will become a member of the Compensation and Management Development Committee and the Strategic Planning and Finance Committee of the Board. There is no arrangement or understanding between Mr. Stephenson and any other persons or entities pursuant to which Mr. Stephenson was appointed as a director.

Upon his appointment to the Board, Mr. Stephenson became entitled to a prorated portion of the non-management directors’ compensation for the term ending on the date of Walmart’s 2021 Annual Shareholders’ Meeting. The components of Walmart’s non-management director compensation were disclosed in Walmart’s proxy statement dated April 23, 2020 relating to the Annual Shareholders’ Meeting held on June 3, 2020. As part of his non-management director compensation, on March 3, 2021, Mr. Stephenson received a prorated stock award in the amount of 346 shares of Walmart common stock. Mr. Stephenson will also receive a prorated portion of the $100,000 annual retainer payable to non-management directors. This annual retainer will be paid quarterly in arrears through the 2021 Annual Shareholders’ Meeting, and Mr. Stephenson may elect to receive these quarterly retainers in cash or Walmart common stock, defer in stock units, defer in cash in an interest-bearing account, or receive in any combination thereof.

A copy of the press release announcing Mr. Stephenson’s appointment to the Board is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated March 5, 2021, announcing appointment of Randall L. Stephenson to the Board of Walmart.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 5, 2021

WALMART INC.
By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Chief Counsel Finance and Governance, Office of the Corporate Secretary